ACCRUED SEVERANCE PAY	12 Months Ended
Dec. 31, 2016
Compensation Related Costs [Abstract]
ACCRUED SEVERANCE PAY

NOTE 8 – ACCRUED SEVERANCE PAY

The Israeli labor laws generally require severance payments upon dismissal of an employee or upon termination of employment in certain other circumstances. The following principal plans relate to the Company’s employees in Israel:

Severance pay liability with respect to Israeli employees’ is calculated pursuant to Israeli Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment as of the balance sheet date. The Company records an expense for the increase in its severance liability, net of earnings (losses) from the related severance pay fund. The liability is presented on the undiscounted basis as a long-term liability. Severance pay expenses were $24 thousand and $2 thousand for the years ended December 31, 2016 and September 30, 2015, respectively. Severance pay expenses were $1 thousand for the three months’ period ended December 31, 2015, respectively. The Company’s liability for its Israeli employees is covered for by monthly deposits with severance pay funds. The value of the deposited funds is based on the cash surrender value of these policies and includes profits (or loss) accumulated through the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligations pursuant to Israeli Severance Pay Law or labor agreements.